UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 23, 2014

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction

of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222-2707
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 28, 2014, The PNC Financial Services Group, Inc. (the “Corporation”) completed the public offer and sale of $750,000,000 aggregate principal amount of its 3.90% Subordinated Notes due April 29, 2024 (the “Subordinated Notes”). The Subordinated Notes were sold pursuant to an Underwriting Agreement dated April 23, 2014 (the “Underwriting Agreement”) entered into by the Corporation and Goldman Sachs & Co., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, and PNC Capital Markets LLC. The Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated into this Item 8.01 by reference.

The Subordinated Notes were issued under an Indenture, dated December 19, 2012 (the “Base Indenture”) as amended and supplemented by a First Supplemental Indenture, dated April 28, 2014 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Corporation and The Bank of New York Mellon, as trustee.

The underwritten offering described in this Current Report on Form 8-K is more fully described in the prospectus supplement, dated April 23, 2014 and filed with the Securities and Exchange Commission (the “Commission”) on April 24, 2014, to the accompanying prospectus filed with the Commission on December 19, 2012, as part of the Company’s Registration Statement on Form S-3ASR (File Nos. 333-185555) (the “Registration Statement”). The above description of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the full text of such agreements. Copies of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, and the Form of Note, are filed or incorporated by reference as Exhibits 1.1, 4.1, 4.2, and 4.3 respectively.

A copy of the legality opinion delivered by Christi Davis, counsel to the Corporation in connection with the issuance of the Subordinated Notes, is attached hereto as Exhibits 5.1.

This Current Report on Form 8-K is being filed for the purpose of filing the attached documents in connection with the issuance of the Debt Securities as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Gregory H. Kozich
	Name:	Gregory H. Kozich
Date: April 28, 2014	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated April 23, 2014, between the Corporation and Goldman, Sachs & Co., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and PNC Capital Markets LLC	Filed herewith.

4.1	Indenture, dated as of December 19, 2012, between the Corporation and Bank of New York Mellon	Incorporated by reference to Exhibit 4.25 of the Corporation’s Form S-3 ASR dated December 19, 2012.

4.2	Supplemental Indenture, dated April 28, 2014, between the Corporation and Bank of New York Mellon	Filed herewith.

4.3	Form of Subordinated Note	Filed herewith.

5.1	Opinion of Christi Davis	Filed herewith.

23.1	Consent of Christi Davis (included in Exhibit 5.1)	Filed herewith.